SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 21, 1998


                               Vista Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


         New Jersey                      0-21264                  22-2870972
(State or other jurisdiction           (Commission            (I.R.S. employer
    of incorporation)                  file number)               Id. No.)


305 Roseberry Street, P.O. Box 5360, Phillipsburg, New Jersey       08865
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (908) 859-9500


Former name or former address, if changed from last report:  Not Applicable.


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                               VISTA BANCORP, INC.
                                    FORM 8-K


Item 1.  Changes in Control of Registrant

          Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.  Bankruptcy or Receivership.

          Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.  Other Events.

          At the Registrant's Board Meeting of August 21, 1998, the directors authorized the purchase of up to 100,000 shares of its issued and outstanding common stock, from time to time, in open market purchases, through a licensed broker-dealer in accordance with the terms, conditions and restrictions contained in Rule 10b-18.

Item 6.  Resignations of Registrant's Directors.

          Not Applicable.

                                       2

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Item 7.  Financial Statements and Exhibits.

          The press release of the Registrant with respect to the stock buy back is attached hereto and incorporated by reference in its entirety herein.

Item 8.  Change in fiscal year.

          Not Applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VISTA BANCORP, INC.
                                            (Registrant)


Date:  August 21, 1998                 /s/ William F. Keefe
                                       ----------------------------------------
                                       William F. Keefe, Executive Vice
                                       President and Chief Financial Officer